Exhibit 10.7

AMENDING AGREEMENT

THIS AMENDING AGREEMENT dated effective the 1st day of April, 2019.

BETWEEN:

NOVA MINERALS LTD., of Level 17, 500 Collins Street,

Melbourne, Victoria, 3000, Australia

(hereinafter referred to as the “Vendor”)

AND:

SNOW LAKE RESOURCES LTD., of Suite 2200-201 Portage

Ave., Winnipeg, Manitoba Canada R3B 3L3

(hereinafter referred to as the “Purchaser”)

AND:

MANITOBA MINERALS PTY LTD., of Level 17, 500 Collins

Street, Melbourne, Victoria, 3000, Australia

(hereinafter referred to as the “Company”)

WHEREAS the parties hereto entered into a sale of shares agreement (the “Agreement”) dated March 8, 2019;

AND WHEREAS the parties wish to amend the price adjustment wording set forth in the Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

1.	Section 3.2 of the Agreement is deleted with the following:

“The Purchaser and the Vendor agree that if the Canada Revenue Agency (or any other Governmental Agency of competent jurisdiction) should either (a) determine that the fair market value of the Sale Shares is greater than the $1,189,109.90 amount specified in Section 3.1 hereof or (b) determine that the fair market value of the Sale Shares is less than the $1,189,109.90 amount specified in Section 3.1, the parties agree that the deemed issue price of such shares (which was conditionally agreed upon at the time of the initial negotiation of the purchase and sale in May, 2018) will be increased or decreased, as applicable, such that the number of shares to be issued following such determination of the Canada Revenue Agency does not need to be amended.

2.	Annexure A is deleted and replaced with Annexure A hereto which corrects the consideration referenced therein from $1,800,000 to $1,189,108.90.

3.	In all other respects, the terms of the Agreement shall remain in full force and effect between the parties and are otherwise unamended.

4.	Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed thereto in the Agreement.

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

NOVA MINERALS LTD.

Per:	/s/ Avi Kimelman
Name:	Avi Kimelman
Title:	Director

SNOW LAKE RESOURCES LTD.

Per:	/s/ Nachum Labkowski
Name:	Nachum Labkowski
Title:	Director

MANITOBA MINERALS PTY LTD.

Per:	/s/ Louie Simens
Name:	Louie Simens
Title:	Director

ANNEXURE A

SHARE TRANSFER FORM

STANDARD TRANSFER FORM Affix Stamp Duty Here	Marking Stamp
FULL NAME OF COMPANY OR CORPORATION	MANITOBA MINERALS PTY LTD [ACN 612 337 881]
JURISDICTION OF INCORPORATION OF COMPANY	VICTORIA
DESCRIPTION OF SECURITIES	ORDINARY SHARES, FULLY PAID	Register
QUANTITY	100,000,000
FULL NAME OF TRANSFEROR (SELLER)	NOVA MINERALS LTD [ACN 006 690 348]	Broker’s Transfer Identification Number
SECURITYHOLDER REFERENCE NUMBER
CONSIDERATION	$1,189,108.90 (satisfied through the issue of 48,000,000 ordinary fully paid shares in the Transferee)	Date of Purchase: # February 2019
FULL NAME OF TRANSFEREE (BUYER)	SNOW LAKE RESOURCES LTD [BN #864825021]
FULL POSTAL ADDRESS OF TRANSFEREE	Suite 2200-201 Portage Ave Winnipeg R3B 3L3 Canada
REMOVAL REQUEST	Please enter these securities on the	Register
I/We, the registered holder/s and undersigned seller/s for the above consideration do hereby transfer to the above name/s hereinafter called the Buyer/s the securities as specified above standing in my/our name/s in the books of the above-named Company, subject to the several conditions on which I/we held the same at the time of signing hereof and I/we the Buyer/s do hereby agree to accept the said securities subject to the same conditions. I/we have not received any notice of revocation of the Power of Attorney by death of the grantor or otherwise, under which the transfer is signed.
TRANSFEROR (SELLER) SIGN HERE Date signed:	EXECUTED BY NOVA MINERALS LTD in a manner authorised by the Corporations Act with the authority of the directors:	for company use

	/s/ Avi Kimelman	/s/ Avi Geller
	Signature of Director	Signature of Secretary
	AVI KIMELMAN	AVI GELLER

	Name of Director in full	Name of Director/Secretary
[execution by 2 directors or 1 director and 1 secretary – delete as if not applicable]
TRANSFEREE (BUYER) SIGN HERE Date signed:	EXECUTED BY SNOW LAKE RESOURCES LTD [CN # 864825021]

	By:	/s/ Nochum Labkowshi
	Name:	Nochum Labkowshi
	Title:	Director Authorised Signatory